UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 3, 2019

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square,	Suite 3300,	Cleveland,	Ohio	44114-2315
(Address of Principal Executive Offices)				(Zip Code)
Registrant's telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, par value $0.125 per share	CLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
On December 3, 2019, Cleveland-Cliffs Inc. (the “Company”) and AK Steel Holding Corporation (“AK Steel”) issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 2, 2019, by and among the Company, AK Steel and Pepper Merger Sub Inc., a direct, wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into AK Steel (the “Merger”), with AK Steel surviving the Merger as a wholly owned subsidiary of the Company. A copy of the joint press release and related investor presentation are attached as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.
Additional Information and Where to Find It
In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROSPECTUS/PROXY STATEMENT THAT WILL BE PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final joint prospectus/proxy statement will be mailed to shareholders of the Company and stockholders of AK Steel. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from the Company at its website, www.clevelandcliffs.com, or by contacting the Company’s Investor Relations Department at 216-694-6544, or from AK Steel at its website, www.aksteel.com, or by contacting AK Steel’s Investor Relations Department at 513-425-5215.
Participants in the Solicitation
The Company and AK Steel and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning the Company’s participants is set forth in the proxy statement, filed March 12, 2019, for the Company’s 2019 annual meeting of shareholders as filed with the SEC on Schedule 14A and the Company's Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 8, 2019. Information concerning AK Steel’s participants is set forth in the proxy statement, filed April 10, 2019, for AK Steel’s 2019 annual meeting of stockholders as filed with the SEC on Schedule 14A and AK Steel's Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 15, 2019. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction will be included in the registration statement and joint prospectus/proxy statement and other relevant materials to be filed with the SEC when they become available.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION
This filing contains forward-looking statements within the meaning of federal securities laws regarding the Company. These forward-looking statements relate to, among other things, the proposed transaction between the Company and AK Steel and include expectations, estimates and projections concerning the business and operations, strategic initiatives and value creation plans of the Company. In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may”, “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control and are difficult to predict. Factors that could cause the Company’s actual results to differ materially from those implied in the forward-looking statements include: the ability to complete the proposed transaction between the Company and AK Steel on anticipated terms and timetable; the ability to obtain approval by the stockholders of AK Steel and the shareholders of the Company related to the proposed transaction and the ability to satisfy various other conditions to the closing of the transaction contemplated by the Merger Agreement; the ability to obtain governmental approvals of the proposed transaction on the proposed terms and schedule, and any conditions imposed on the combined entity in connection with consummation of the proposed transaction; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of AK Steel; future levels of revenues, operating costs, income from operations, net income or earnings per share; our ability to manage disruptions in credit markets or changes to our credit rating; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; the success or timing of completion of ongoing or anticipated capital or maintenance projects; business strategies, growth opportunities and expected investments; the effect of restructuring or reorganization of business components; the potential effects of judicial or other proceedings on the Company’s business, financial condition, results of operations and cash flows; continued or further volatility in and/or degradation of general economic, market, industry or business conditions; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations, and/or enforcement actions initiated thereunder; the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; the impact of adverse market conditions or other similar risks to those identified herein affecting the Company; and the factors set forth under the heading “Risk Factors” in the Company’s and AK Steel’s respective Annual Reports on Form 10-K for the year ended December 31, 2018, filed with the SEC. The forward-looking statements are based on current expectations, estimates and projections about the Company’s industry. These statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that cannot be predicted. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While the Company’s management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. Accordingly, the Company’s actual results may differ materially from the future performance that is expressed or forecast in the forward-looking statements. The Company undertakes no obligation to update any forward-looking statements except to the extent required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description

99.1	Joint Press Release of Cleveland-Cliffs Inc. and AK Steel Holding Corporation, issued as of December 3, 2019.
99.2	Investor Presentation, dated as of December 3, 2019.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	December 3, 2019	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal Officer & Secretary